UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Directors

On October 17, 2024, Thomas Gardner informed the board of directors (the “Board”) of AgEagle Aerial Systems Inc. (the “Company”) of his decision to resign from the Board and, in connection with his resignation from the Board, all related Board committees, effective immediately. Mr. Gardner’s resignation is not a result of a disagreement or dispute with the Company on any matter regarding its operations, policies or practices.

On October 17, 2024, Kelly Anderson informed the Board of the Company of her decision to resign from the Board and, in connection with her resignation from the Board, all related Board committees, effective immediately. Ms. Anderson’s resignation is not a result of a disagreement or dispute with the Company on any matter regarding its operations, policies or practices.

On October 17, 2024, Malcolm Frost informed the Board of the Company of his decision to resign from the Board and, in connection with his resignation from the Board, all related Board committees, effective immediately. Mr. Frost’s resignation is not a result of a disagreement or dispute with the Company on any matter regarding its operations, policies or practices.

The Company has commenced a search for qualified candidates for each of the three Board positions.

Resignation of Chief Financial Officer

On October 18, 2024, Mark DiSiena, Chief Financial Officer (“CFO”) of the Company, informed the Company that he intends to resign from his role at the Company, to be effective November 15, 2024 (the “Resignation Date”). Mr. DiSiena is expected to remain with the Company through the Resignation Date to assist in the transition of his responsibilities. Mr. DiSiena’s resignation is not a result of a disagreement or dispute with the Company on any matter regarding its operations, policies or practices.

The Company has commenced a search for qualified candidates for the CFO position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2024	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ William Irby
	Name:	William Irby
	Title:	Chief Executive Officer